SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K





                                 CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934


                                September 26, 2001
                                  (Date of Report)



                                     ENERCORP, INC.
                   (Exact Name of Registrant as specified in its charter)


Colorado                         0-9083                           84-0768802
----------------               ------------                      ------------
(State or other                (Commission                   (I.R.S. Employer
jurisdiction of                 file number)            Identification Number)
incorporation or
organization)


32751 Middlebelt Road, Suite B
Farmington Hills, Michigan                                              48334
------------------------------                                 ---------------
(Address of Principal Executive Offices)                            (Zip Code)


        Registrant's telephone number, including area code: (248) 851-5651


                             --------------------------
Former name or former address, if changed from last report:                N/A

Item 1.  Changes in Control of Registrant.

On September 14, 2001, the Registrant entered into an agreement with Jack Wen, authorized agent for an investing group of qualified individuals which includes Jack Wen.(the "Wen Group"). Under this Agreement, on September 26, 2001, the Wen Group purchased 250,000 shares of common stock of the Registrant, representing approximately 26.4% of the Registrant's common stock issued and outstanding following this transaction.. These shares were purchased for $1.25 per share with aggregate gross proceeds of $300,000 paid to the Registrant. Under the Agreement, the Wen Group has committed to make additional equity investments in the Registrant of $3,000,000 for the purchase of 2,000,000 shares at $1.50 per share, with $1,000,000 being invested on or before November 5, 2001 and $2,000,000 being invested on or before February 5, 2002. Prior to this transaction, no single shareholder or shareholder group owned more than approximately 8.6% of the Registrant's issued and outstanding common stock.

Upon the Registrant's receipt of the $300,000 on September 26, 2001, the following changes in the Board of Directors and officers of the Registrant were effected. The number of members consisting of the full Board of Directors was changed from two to four and Jack Wen and George Burmann were appointed to fill the newly created positions. Additionally, Jack Wen was elected Chairman of the Board, Chief Executive Officer and President; and Don Johnson was elected Treasurer and Chief Financial Officer.

As a result of this change in control, the Registrant expects that its corporate offices will be moved from Farmington Hills, Michigan to the Los Angeles, California area within the next several months.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) Exhibits.

10.1 Subscription Agreement, dated September 14, 2001, between Jack Wen and a group of investors and the Registrant.

                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: October __, 2001

                               ENERCORP, I

                                By: \s\ Don Johnson
                                    -----------------------
                                     Don Johnson, Chief Financial Officer


Exhibit 10.1

                             SUBSCRIPTION AGREEMENT
                   BETWEEN  JACK WEN AND A GROUP OF INVESTORS
                              WITH ENERCORP, INC.


This agreement, dated and executed on, and with effective date of September 14, 2001, between Jack Wen, a resident of California, USA, individually ("Wen"), and, as authorized agent for the investing group of qualified individuals which includes Jack Wen, identified here as "Wen Group," and Enercorp, Inc., ("ENCP"), a Colorado corporation with reference to the following facts, terms and conditions.
A. Wen has extensive business interests and plans for expanding the same in the
Peoples Republic of China ("PRC") and the United States ("US").
B. ENCP has substantial interest in increasing its business in these two geographic regions, PRC and the US, noting particularly expansion of commercial activities in PRC.
C. A close working relationship among the parties will substantially improve opportunities for expanding their respective business operations in PRC and the US.
D. On April 30, 2001, Enercorp had liabilities of less than $50,000, and had substantial stock holdings comprising ten million (10,000,000) shares in CompuSonics Video Corporation ("CPVD"); four hundred twenty thousand
(420,000) shares of ProGolf.com, Inc., ("PG.com"); and seven thousand four hundred and fifty (7,450) shares of Pro Golf International, Inc. ("PGI")
[to become seventy four thousand and five hundred (74,500) shares after a planned ten for one (10 for 1) stock split].
E. ENCP is prepared to assist in funding franchisees in HK/PRC. Additional further expenses or liabilities will be incurred as a result of the normal course of continuing business and the nominal requirements of being a regulated US public company.

IN CONSIDERATION OF THE FOREGOING, the parties agree, as follows:
1. Sale of Stock. ENCP will issue to Wen and Wen Group, upon execution of this agreement by the parties, two hundred fifty thousand (250,000) shares of common shares in ENCP for three hundred thousand US dollars (US$300,000.00), payable by September 20, 2001. On or prior to November 5, 2001, Wen and Wen Group will invest an additional one million dollars (US$1,000,000.00), and by February 5, 2002, will put in another two million dollars (US$2,000,000.00). ENCP will sell its shares at $1.50/share for
this $3,000,000.00 investment.    Should the full $3,300,000.00
not be invested on the dates as agreed, then the Board may take appropriate action.

2. George Burmann, Tom Itin, Samuel Greenawalt and the current management have the opportunity to purchase up to 250,000 shares of ENCP for $1.25/share up to September 30, 2001, and to purchase concurrent to and alongside Wen and Wen Group at a price of $1.50 per share.

3. Verification of Stock Transaction Documentation. Wen and Wen Group will be provided with verification of ownership interest of ENCP in seven thousand four hundred fifty (7,450) shares of PGI, [ PGI currently owns one hundred percent (100%) of Pro Golf of America, and approximately eighty seven per cent (87%) of PG.com], and ten million (10,000,000) shares of CPVD, and four hundred twenty thousand (420,000) shares of PG.com.

4. Development of HK/PRC, US and Canadian Business Opportunities. The parties shall collaborate closely to develop HK/PRC, US and
Canadian business opportunities.   ENCP will assist in the
financing of PGOA, PG.com and PG Domes in the US, Canada, HK/PRC and other Far East nations or other locations deemed potentially viable and profitable.

5. ENCP will consider investing $2,000,000 cash in Ajay Sports, Inc. or Pro Golf International, Inc., and CompuSonics Video
Corporation. The investment terms and conditions will be evaluated based on the benefits which will accrue to ENCP's shareholders.

6. ENCP will assist CompuSonics Video Corporation ("CPVD") to expand its business into China.

7.  PGI Corporate Opportunity. 	ENCP agrees to assist PGI and its
related affiliates to sell or broker PGI's exclusive franchise rights, and to facilitate manufacturing alliances for China and the Hong Kong territories for Pro Golf franchise retail stores and PG Domes. The terms and conditions will be mutually agreed upon at a future date.

8. Officers and Directors. ENCP directors H. Samuel Greenawalt and Thomas W. Itin will retain directorships of ENCP and Wen and
George Burmann will be elected directors and will be seated on the board of ENCP when the agreement is fully executed by Wen and Wen Group and ENCP and when the first three hundred thousand dollars (US$300,000.00) is received. Following signing this Agreement, and, further, upon confirmation of receipt of the deposit of the initial funding of three hundred thousand US dollars
(US$300,000.00) into the ENCP bank account, Wen will be elected Director and elected Chairman, President and Chief Executive
Officer ("CEO"). Don Johnson will be elected Treasurer and Chief Financial Officer ("CFO"), and Paul Feng, Vice President
Marketing.  Upon receipt by ENCP of the US$1,000,000.00 (second
tranche), Paul Feng will be elected a director.   All the
foregoing elections are subject to satisfactory completion of this Subscription Agreement.

9. The company will maintain at all times appropriate Directors and Officers liability insurance ("D&O insurance"), as provided in the corporate Bylaws of ENCP.

10. Any funds received by ENCP from sale of its investments in CPVD or Ajay/PGI and/or monies paid in by Itin, Greenawalt and Burmann will be invested in the existing investee companies as decided by
the Board.   Any investment in or divestiture of any investee
company would require prior Board approval.

11. Upon receipt by ENCP of the first $300,000.00, the Board will elect Paul Feng, as a director and VP Marketing. Wen, Johnson and Feng will each be paid a $2,000 salary per month commencing
October 1, 2001. ENCP will move its offices to California as soon as practicable.

12. ENCP will continue to plan to form ENCP Capital and raise venture money.

13. Enercorp Disclosure. As an attachment to this Agreement and incorporated herein is a disclosure indicating any liabilities or exposure to liabilities that existed for Enercorp other than approximately $28,000.00 as of April 30, 2001. At the current time, expenses have been running approximately $3,000.00 to $4,000.00 per month.

14. Total Agreement. This Agreement (including attached Exhibits) constitutes the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior agreements. The terms of this Agreement cannot be changed, modified,
released or discharged orally.   No delay or failure on the part of
any party in exercising any rights hereunder, and no partial or single exercise thereof, will constitute a waiver of such rights or of any other rights hereunder.

15.  Governing Law.	This Agreement shall be interpreted in accordance with
the laws of the State of Colorado.

16. Notices. For purposes of this Agreement, notices, demands and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered, either personally or by facsimile transmission with receipt confirmed, or mailed by US or HK/PRC registered mail, return receipt requested, postage prepaid, addressed as follows:

16.1. If to Enercorp
      Thomas W. Itin,  Director
      Enercorp, Inc.
      32751 Middlebelt Rd., ste.B
      Farmington Hills, Michigan 48334-1726  USA
      Telephone:  248 851 5651
      Fax:  248 851 9080
      Email:   twitin@aol.com
      Cellphone:  248  981 8230

16.2 With a copy to Legal Counsel for Enercorp:
      Charles W. Centner, Attorney at Law 934 Harcourt
      Grosse Pointe Park, Michigan 48230
      Telephone:  313 824 9699
      Fax:  313 824 3415
      Email:
      Cellphone:

16.3. With a copy to Legal Counsel for Enercorp:
      Mary M. Maikoetter, Attorney at Law
      MAIKOETTER LAW OFFICE
      609 East Speer Blvd., 3rd floor
      Denver, Colorado 80203
      Telephone:  303 744 3580
      Fax:  303 744 3050
      Email:  mmmaik@aol.com
      Cellphone:  303 550 9596

16.4 If to Jack Wen:
      Mr. Jack Wen: Chairman
      2668 Steeple Chase
      Diamond Bar, California 91765
      Telephone:  909 263 8326
      Fax:  909 843 6350 or 909 861 5073
      Email:  jackwen123@yahoo.com
      Cellphone:  909 861 5813

16.5 If to                (Jack Wen Attorney)
          ------------------
          ------------------
          ------------------
      Telephone:
      Fax:
      Email:
      Cellphone:

Or to such party as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

17. Authorization. Parties to this Agreement represent that they have all requisite corporate power and authority, and have taken all corporate action necessary, to execute and deliver this Agreement and the Ancillary Agreements to which they are parties, to consummate the transactions contemplated hereby and to perform their obligations hereunder.

18.  Binding Effect.   The terms and provisions of this Agreement are
binding on and shall inure to the benefit of the parties and their respective heirs, representatives, successors and assigns permitted by the other party. In the presence of the undersigned witnesses, the parties have executed this agreement on the date first above written.

WITNESS                                     Jack Wen and Investment Group

By:                                           /s/ Jack Wen
--------------------------                   -------------------------------


                                            Jack Wen , Individually
                                             /s/ Jack Wen
                                             --------------------------------

Date:  September 18, 2001

                                            By: /s/ Jack Wen
                                            ----------------------------------
                                             Jack Wen,
                                             Authorized Agent for the
                                             Investing Group of Qualified
                                              Investors  (Wen Group")


Date: September 18, 2001


WITNESS:                                     ENERCORP, INC.

By:/s/ Shirley B. Itin                       By: /s/Thomas W. Itin
-----------------------------                ---------------------------------
                                             Thomas W. Itin, Director
                                             Acting Chairman and President

Date: September 18, 2001

EXHIBITS:

A. Corporate Resolutions for Signature Authority and Subscription Agreement For Enercorp
     For
         ----------------

B.  Corporate Minutes
     For Enercorp dated April 30, 2001, May 1, 2001 and May 3, 2001
     For
        ---------------

C.  Articles of Incorporation
     For Enercorp
     For
        ----------


D.  Corporate By-Laws
     For Enercorp
     For
        ----------------

E.  Resumes of Directors and Officers

    Verification of Citizenship (Passports), Residence Addresses, Business Addresses, Telephone, Cellphone, Fax and Email Addresses of Directors and Officers
     For Enercorp
     For
         ---------------

G.  Audits & Financials
     For Enercorp
     For
        ----------------

H. Bank Letter for Credit Facility of
                                       -----------------

I.  PGI Business Plan "L"

J.  Enercorp Bank Account No., Name, Address and ABA No.

K.  Enercorp 10-K and 10-Q, most recent